UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 27, 2005
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                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Washington                  000-22418                   91-1011792
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(State or Other Jurisdiction    (Commission File No.)          (IRS Employer
      of Incorporation)                                     Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 27, 2005, Itron, Inc. signed an agreement with Jubilation Enterprises, LLC and Telect, Inc., a privately-held telecommunication equipment manufacturer, to purchase Jubilation's 198,000 square foot building for approximately $19.8 million, consisting of both real and personal property, subject to customary due diligence and other closing conditions. The building is located in Liberty Lake, Washington, which is close to Itron's current headquarters building in Spokane. Closing is expected to occur by December 31, 2005. We expect to take possession of the building in April 2006 and to begin moving operations in the third quarter of 2006. During the period from closing to our possession, we will lease the facility back to Telect, which is using it as its headquarters. We expect to partially finance the purchase with a loan. Our existing 141,000 square foot headquarters facility will be listed for sale.


The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             ITRON, INC.

Dated: October 27, 2005                      By: /s/ STEVEN M. HELMBRECHT
                                                 ------------------------
                                                 Steven M. Helmbrecht
                                                 Senior Vice President and Chief
                                                 Financial Officer